EXHIBIT 32.1

                           SECTION 1350 CERTIFICATION

      In connection with the Quarterly Report of Domain registration Corp. (the "Company") on Form 10-Q for the quarter ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Hui Peng Cheng, President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 3, 2008


                                       By: /s/ Hui Ping Cheng
                                           -------------------------------------
                                           Hui Ping Cheng
                                           President and Chief Financial Officer